Finance Income and Expenses – Interest for Present Value of Financial Assets or Liabilities (Details) - Schedule of financial income - PEN (S/) S/ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial income:
Interest on short-term bank deposits	S/ 12,894	S/ 959	S/ 2,353
Business interests	856	438	191
Interest on loans to third parties	127	442	863
Others	1,577	807	3,175
Financial income total	S/ 15,454	S/ 2,646	S/ 6,582